Exhibit 99.1

Investor Presentation First quarter Ended March 31, 2016

2 SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Beneficial Bancorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. In addition to factors previously disclosed in Beneficial Bancorp’s reports filed with the U.S. Securities and Exchange Commission and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: difficulties and delays in integrating the Conestoga Bank business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; our ability to control costs and expenses; changes in interest rates and capital markets; loan delinquency rates; inflation; customer acceptance of Beneficial Bank products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions and our ability to offer competitive products and pricing; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; national, regional and local economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation also includes interim and unaudited financial information that is subject to further review by Beneficial Bancorp’s independent registered public accounting firm.

3 INVESTMENT HIGHLIGHTS Source: U.S. Census Bureau, SNL Financial Stock price as of June 16, 2016 Strong core deposits Diversified loan portfolio History of growing core deposits organically and via acquisition Effectively managing credit, interest rate, and liquidity risk Oldest and largest Philadelphia-based bank Solid Franchise Country’s 5th most populous city, 7th largest metropolitan area and major center of _economic activity(1) Favorable income and age demographics Significant opportunities to grow market share Dominated by large “out of town” banks Attractive Markets Demonstrated history of stock repurchases Disciplined acquirer Will be in a position to consider paying dividends Shareholder Focused Stock Price $13.06(2) Current Price to pro forma TBV: 108.9%(2) is trading below peers Compelling Valuation

4 OVERVIEW OF BENEFICIAL BANCORP Founded in 1853 Oldest and largest bank headquartered in Philadelphia #7 deposit market share in Philadelphia for all banks and thrifts Largest locally-headquartered bank or thrift by assets or deposits As of June 16, 2016 Source: SNL Financial Beneficial Bancorp, Inc. Headquarters 1818 Market Street, Philadelphia Beneficial Bank

5 ATTRACTIVE COMBINED FRANCHISE Combination further strengthens our position in Philadelphia as the #1 ranked community bank by deposits Provides a deeper presence in surrounding suburbs with strong demographics Adds $237 million of deposits in Philadelphia and $342 million in surrounding suburbs Conestoga has 13 branches Sources: Conestoga March 31, 2016 unaudited financial statements; SNL Financial (does not consider purchase accounting adjustments) Conestoga Bank Delaware Pennsylvania New Jersey Philadelphia Beneficial Bancorp, Inc. Headquarters 1818 Market Street, Philadelphia Beneficial Bank

6 OUR MARKET – GREATER PHILADELPHIA Excludes Beneficial Bank and Conestoga Bank Source: U.S. Census Bureau, SNL Financial, U.S. Bureau of Labor Statistics Opportunity for Growth Both Organically and through Acquisitions in the Attractive Philadelphia MSA Philadelphia is 7th largest metropolitan region in the U.S. 64 colleges and universities in the area Median household income of $64k versus national median of $56k Community banks comprise a large portion of total institutions in Philadelphia Metro area (92 of 105) 82 of 105 Philadelphia banking institutions have less than 10 branch locations Only 10 of 105 Philadelphia banking institutions have more than 50 branch locations Beneficial is large enough to compete with the largest financial institutions Beneficial has enough capital to enhance existing branch footprint or strategically grow in other key Philadelphia/Southern New Jersey markets

BENEFICIAL TODAY – COMPETITIVE ADVANTAGE Source: SNL Financial (Philadelphia Market) 7 ($ in thousands)

STRATEGIC PRIORITIES 8 Continued focus on growing commercial loan portfolio Improving balance sheet mix Disciplined in the pricing of loan and deposit products Focused on operating efficiency and cost structure Improve Profitability Maintain low levels of non-performing assets Maintain strong reserves Employ prudent underwriting standards for new originations Asset Quality Maintain strong capital levels to allow strategic flexibility Invest in profitable businesses Share repurchases Execute acquisitions with strategic and financial fit Will be in a position to consider paying dividends Capital Management Invest in and leverage IT platform to improve efficiency, control, and scalability Continued focus on risk management and compliance functions Optimizing mobile banking Enhancing online capabilities with recent completion of website Operations / Technology Educate our customers to do the right thing financially Continue marketing campaign and brand refresh on Beneficial as “YOUR KNOWLEDGE BANK” Highlight Beneficial’s commitment to financial education Focus on communicating our core mission to provide customers with the tools, knowledge and guidance to help them make wise financial decisions Brand

BRAND – EDUCATING OUR CUSTOMERS The Beneficial Conversation is Changing How We Do Business in Our Branches Sell Through Education Deepen Relationships with Customers Capitalize on Cross-Selling Opportunities Higher Brand Advocacy Maximize our Customers’ Experience The Beneficial Conversation 9

CAPITAL MANAGEMENT Common Stock Repurchases 10% share repurchase program announced in January 2016 6.28 million shares repurchased during the quarter at 1.08 times tangible book value per share History of repurchasing common stock 7.25 million shares repurchased through other share repurchase plans since initial IPO in 2007, or approximately 36% of the minority shares issued Dividends Will consider paying dividends based on financial performance and as an alternative use of capital Acquisitions Will focus on in-market and contiguous market opportunities Maintain discipline on financial hurdles including earnings accretion, tangible book value dilution, earn-back period and internal rate of return Completed the acquisition of Conestoga Bank in April 2016 10

FOCUSED ON PRUDENT CAPITAL MANAGEMENT 11 Capital ratios expected to remain strong subsequent to the close of the Conestoga transaction and completion of the 10% share repurchase program Capital will be deployed in the future to support organic growth, share repurchases, and acquisitions

Q1 2016 HIGHLIGHTS Net interest income increased $2.1 million, or 7.0%, to $32.2 million for quarter ended March 31, 2016 compared to the same period in 2015. Our net interest margin was 2.87% for the first quarter of 2016, compared to 2.84% for the fourth quarter of 2015. Our loan portfolio increased $210.3 million, or 7.2%, primarily due to a $117.5 million participation in a portfolio of multi-family loans, as well as organic growth of $92.8 million primarily in our commercial loan portfolio. Our ratio of non-performing loans to total assets, excluding government guaranteed student loans, improved to 0.29% at March 31, 2016 compared to 0.31% at December 31, 2015. Core deposits increased $55.3 million, or 2.0%, to $2.87 billion at March 31, 2016 compared to $2.81 billion at December 31, 2015. Our loans-to-deposits ratio increased to 89.8% at March 31, 2016 from 85.2% at December 31, 2015 which helped stabilize net interest margin and improve profitability. Tangible book value per share totaled $12.00 at March 31, 2016. Announced a stock repurchase program for up to 10% of Beneficial’s outstanding common stock, or 8,291,859 shares. We repurchased 6,283,435 during the quarter ended March 31, 2016 at an average price of $12.93 or 1.08 times tangible book value per share. 12

TRANSFORMING BALANCE SHEET COMPOSITION TO IMPROVE EARNINGS ($ in millions) ($ in millions) (1) Excludes Municipal, Time and Stock Subscription Proceeds 13 * Excludes Stock Subscription Proceeds Note: Pro forma Loan to Deposit ratio, loan amounts and core deposit amount includes loan and deposit amounts from Conestoga Bank’s March 31, 2016 unaudited financial statements Loan to Deposit Ratio Loans Core Deposits (1)

EARNINGS PERFORMANCE IMPROVING ($ in millions) 14 ($ in thousands) Note: As a result of the second-step conversion on January 12, 2015, all share and per share information, as appropriate, was adjusted to reflect the 1.0999 exchange ratio for preceding periods. Return on Average Assets Net Interest Margin Efficiency Ratio Earnings

Excluding government guaranteed student loans, non-performing assets/total assets totaled 0.30% as of March 31, 2016 Charge-off levels remain low Reserve levels remain strong ($ in millions) FAVORABLE ASSET QUALITY TRENDS 15 ($ in millions) ($ in millions) Non-Performing Assets Allowance for Loan Losses Charge-Offs/Recoveries

APPENDIX FINANCIAL EXHIBITS

FINANCIAL PROFILE 17

LOAN PORTFOLIO Focused on building our commercial lending team to position Beneficial for future growth During the first quarter 2016, we purchased $117.5 million of multi-family loan participations Loan Portfolio Composition as of 3/31/2016 18

CASH AND INVESTMENTS $ in thousands We are focused on improving our balance sheet mix by reducing the percentage of our assets in cash and investments and growing our loan portfolio Cash and overnight investments combined with the investment portfolio represented 28.4% of the balance sheet as of March 31, 2016 down from 32.8% at December 31, 2015 Excludes Federal Home Loan Bank Stock ($ in millions) 19 ($ in millions) Cash and Overnight Securities Investment Securities(1)

SECURITIES PORTFOLIO 20 High quality investment portfolio Provides steady stream of cash flow Focused on keeping average life short (3.8 years)

DEPOSIT COMPOSITION Core deposits, excluding municipal deposits, have increased $69.4 million from December 31, 2015 21

COST OF DEPOSITS Cost of deposits has significantly declined Actively assessing and managing our deposit mix, deposit balance levels and pricing to maximize net interest margin and ROE Have aggressively re-priced and decreased the municipal deposit portfolio since 2012 ($ in millions) 22 ($ in millions) ($ in millions) Total Deposits (excluding Municipal Deposits) Municipal Deposits Certificates of Deposit

CALCULATION OF EFFICIENCY RATIO 23

RECONCILIATION OF NON-GAAP MEASURES 24

25 For Additional Information Please Contact: Thomas Cestare, CFO @ (215)-864-6009 or tcestare@thebeneficial.com www.thebeneficial.com Corporate Headquarters: 1818 Beneficial Bank Place 1818 Market Street, 22nd Floor Philadelphia, PA 19103 ADDITIONAL INFORMATION